Exhibit 10.12.1


    First Amendment to Technology License and Development Agreement between the Company and BASF-LYNX Bioscience AG



                 FIRST AMENDMENT TO TECHNOLOGY LICENSE AND
                            DEVELOPMENT AGREEMENT


This First Amendment (the "Amendment") is made and entered into by and among BASF-LYNX Bioscience AG, a corporation established under the laws of Germany (the "Joint Venture"), Lynx Therapeutics GmbH, a limited liability company established under the laws of Germany ("Lynx
Germany"), and BASF Biotechnologies Beteiligungs- und Verwertungsgesellschaft mbH, a limited liability company established under the laws of Germany ("BASF GmbH"), in order to amend the terms of that certain Technology License and Development Agreement entered into by the Joint-Venture, Lynx Germany and BASF GmbH as of January 1, 1997 (the "Technology Agreement").

The Joint Venture, Lynx Germany and BASF GmbH hereby agree to amend the terms of the Technology Agreement as follows:

1. A new Section 4.6 is added to the Technology Agreement, reading in its entirety as follows:

        "4.6 Provision of Interim Services. The parties acknowledge that [.***.]* Lynx Germany will be able to establish at the Joint Venture in Heidelberg the capability to perform experiments using Lynx's
[.***.]* in [.***.]*.   Since [.***.], Lynx USA has been providing
interim services to the Joint Venture based on the [.***.] to perform [.***.] experiments on DNA samples relevant to the Research Program provided by the Joint Venture to Lynx USA, in order to enable the Joint Venture to conduct its research under the Research Program, [.***.]. Lynx USA will continue to provide such interim services until Lynx Germany has provided to the Joint Venture the capability to do such [.***.] work in Heidelberg. Lynx Germany commits to provide such capability to the Joint Venture no later than [.***.]. Lynx Germany further commits that Lynx USA will provide to the JVC on or before [.***.]. The [.***.] that, [.***.]
at [.***.] has been [.***.]; such [.***.] will [.***.] of [.***.] as
[.***.] in [.***.]. Accordingly, Lynx USA will continue to develop and improve the [.***.] and update the JVC as progress is made."

2. The first, "Whereas"-Clause is hereby amended to read in its entirety as follows:

"WHEREAS, Lynx Therapeutics, Inc. ("Lynx USA"), the parent company of Lynx Germany, and BASF AG have agreed to form, through Lynx Germany and BASF GmbH, respectively, the Joint Venture as a joint venture to conduct a research program, inter alia, in the area of certain neurological diseases, toxico-pharmacology, and the development of production strains of micro-organisms for fermentations;"

3. Section 1.4 of the Technology Agreement is hereby amended to read in its entirety as follows:

        "1.4 "Field" shall mean (a) the [.***.]* with the [.***.], such as [.***.] and other [.***.]; (b) the [.***.]; and (c) the [.***.]."

4.      Section 1.6 shall be deleted.

5.      Section 1.10 shall be amended to read in its entirety as follows:

"1.10 "Lynx Licensed Technology" shall mean Lynx's proprietary technologies for solid phase cloning on beads of genomic DNA or cDNA and their analytical applications, such as library comparisons using bead-based sorting or signature sequencing on beads, [.***.] on the [.***.] and as [.***.] by [.***.] but not [.***.] the MPSS Patents
and the MPSS Know-How, the Lynx Bioinformatics, the CNS Database, the Phosphoramidate Patents, the [.***.] and the [.***.]."

6.      Section 1.14 shall be amended to read in its entirety as follows:

"1.14 "Massively Parallel Signature Sequencing" or "MPSS" means the parallel acquisition of at least [.***.] contiguous bases (a "Signature Sequence") from each of at least [.***.] templates sampled from a given cell culture or tissue cDNA library."

7. Section 1.20 of the Technology Agreement is hereby amended to read in its entirety as follows:

        "1.20 "Research Program" shall mean the research and drug discovery program to be conducted by the Joint Venture, that shall characterize the dynamics of gene expression and gene product activities starting with, but not limited to the areas of: (a) [.***.]* for [.***.] useful in the [.***.] that are [.***.], such as
[.***.] and other [.***.]; (b) [.***.] the use of [.***.] approach to [.***.]; (c) [.***.] from [.***.]; and (d) [.***.] of [.***.].
The Scope of the Research Program may be expanded by agreement of the parties."

8.      Section 2.1 shall be amended to read in its entirety as follows:

"2.1 Lynx License Grant. Lynx Germany hereby grants to The Joint Venture, during the term of the Agreement, [.***.], without the right to assign or to grant sublicenses, under the Lynx Licensed Technology solely in order to conduct the Research Program [.***.], to use the MPSS Instruments provided by Lynx Germany hereunder and to practice the method of MPSS using said MPSS Instruments and the Reagents."

9.      Section 2.4 shall be amended to read in its entirety as follows:

"2.4 Restriction on Use of Lynx Licensed Technology. The Joint Venture covenants that The Joint Venture shall not utilize the Lynx Licensed Technology, the MPSS Instruments and any other instrumentation provided to The Joint Venture by Lynx, except as specifically required to conduct the Research Program, as
established and under the direction of the Advisory Board.   In
particular, but without limiting the foregoing, The Joint Venture agrees that it shall not use the MPSS Instruments or any such other Lynx instrumentation, or use or practice the Lynx Licensed Technology, to provide analysis services for any third party, including BASF AG and/or BASF GmbH and/or Lynx USA and/or Lynx Germany, provided, however, that approximately [.***.] of the research and development efforts of The Joint Venture under the Research Program may be devoted to projects as part of academic collaborations in the Field approved by the The Joint Venture Advisory Board, provided that The Joint Venture retains all rights resulting from such collaborative work. The Joint Venture shall not, and shall not engage, permit or encourage any third party to, reverse engineer or modify the MPSS Instruments or any such other Lynx instrumentation or decompile, translate or otherwise attempt to obtain the source code for any software included therein or in the Lynx Bioinformatics."

10. In the fourth sentence of Section 5.3 the words "Future Gene Technology" shall be replaced by "Lynx Licensed Technology".

11. Section 9.1 of the Technology Agreement is hereby amended to read in its entirety as follows:

        "9.1 Term. This Agreement shall enter in force from and after the Effective Date hereof and expires on the date [.***.]* years after commencement of interim [.***.] services by Lynx USA pursuant to
Section 4.6 [.***.] or, if later, [.***.] after the capability to perform [.***.] analyses has been established at the Joint Venture in Germany pursuant to Sections 4.1 and 4.6 of this Agreement (as amended), unless sooner terminated in accordance with the provisions of Paragraph 9.2 or 9.3 below."

12. The reference in Section 9.2 of the Technology Agreement [.***.]* is amended to read, [.***.]. The definition of the Milestone set forth on Exhibit A to the Technology Agreement shall be replaced by
[.***.] described in Exhibit A to this Amendment.   BASF GmbH shall
be deemed to have waived its right to terminate under Section 9.2 for [.***.] if such right is not exercised prior to [.***.].

The provisions of this Amendment shall be effective upon signing of this Amendment by the parties hereto. Capitalized terms used and not otherwise defined herein shall have the meaning assigned to them in the Technology Agreement.


LYNX GERMANY                                    BASF-LYNX BIOSCIENCE AG

\s\ Edward C. Albini                           \s\ Alfred Bach, Ph.D.
---------------------                          ------------------------

BASF GMBH


\s\ Dr. Joerg Buchmuller
-------------------------

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* Confidential Treatment Request


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                             Exhibit A

                                                         [.***.]

Validation Lynx Technologies

Joint proposal [.***.]*


1. [.***.] cells

MPSS
[.***.]

[.***.]

Comparator
[.***.]



                             Exhibit A
2. [.***.]*
[.***.]

3. [.***.]
[.***.]
[.***.].


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* Confidential Treatment Request